United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: April 23, 2026

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania	001-38884	25-1440803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Nitterhouse Drive, Chambersburg, PA	17201
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code	(717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐   Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Symbol	Name of exchange on which registered
Common stock	FRAF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

On April 23, 2026, the Board of Directors of Franklin Financial Services Corporation (the “Corporation”), parent bank holding company of Farmers and Merchants Trust Company of Chambersburg (the “Bank”), announced that Charles B. Carroll, Jr., Senior Executive Vice President, Chief Operating Officer of the Bank has been promoted to President of the Corporation and President and Chief Operating Officer of the Bank effective April 28, 2026. In connection with his promotion, Mr. Carroll will also be appointed to the Board of Directors of the Bank effective April 28, 2026. Craig W. Best, who currently serves as President and Chief Executive Officer of the Corporation and the Bank, will remain Chief Executive Officer of the Corporation and Bank following Mr. Carroll’s promotion. Mr. Best will also remain a member of both Board of Directors of the Corporation and Bank. Mr. Carroll, age 54, has served as Senior Executive Vice President, Chief Operating Officer of the Bank since 2023. Prior to that, Mr. Carroll served as Executive Vice President, Chief Administration Officer and Director of Consumer Bank, S&T Bank from 2019 – 2022.

In connection with his promotion, Mr. Carroll will be awarded $60,000 in restricted stock to vest on a pro-rata basis over a three-year period and his annual performance-based, restricted stock grant percentage will be increased from 15% to 20% (threshold level award), 25% to 30% (target level award), and 40% to 45% (outstanding level award). Other than the foregoing, there were no material plans, contracts or other arrangements (or amendments thereto) to which Mr. Carroll is a party, or in which he participates, that was entered into or amended, in connection with his promotion or appointment as director of the Bank, and there are no family relationships between Mr. Carroll and any director or executive officer of the Corporation or the Bank. Additionally, neither the Corporation nor the Bank has entered into any transactions with Mr. Carroll that are reportable under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Carroll’s promotion is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

    (c)  Exhibits.     The following exhibits are filed herewith:

Number                              Description

99.1 Franklin Financial Services Corporation Press Release dated April 23, 2026.

104       The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ Craig W. Best

Craig W. Best

President and Chief Executive Officer

Dated: April 23, 2026